EXHIBIT 10.42
            CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS CONSENT AND FIRST AMENDMENT to Credit Agreement (the "Amendment") is made as of this 21st day of November, 1996, by and among Sportmart, Inc. ("Borrower"), BT Commercial Corporation, as
agent (in such capacity as agent, "Agent") and BT Commercial Corporation, as lender (in such capacity as lender, "Lender").

                         W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lender are parties to that certain Credit Agreement dated as of September 6, 1996 (the "Credit Agreement"); and

     WHEREAS, Borrower has requested that Agent and Lender provide for certain amendments to the Credit Agreement and consent to the establishment of a new Subsidiary or Subsidiaries, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:


SECTION  1.    DEFINITIONS.    Unless  otherwise  defined  herein, all
capitalized  terms  shall have the meaning given to them in the Credit
Agreement.

     SECTION 2. WAIVER AND CONSENT. Subject to the conditions herein stated, the Agent and Lender hereby consent to Borrower's formation of one or more new subsidiaries (the "New Subsidiaries") for the ultimate purpose of amalgamating SportDepot with and into a Nova Scotia unlimited liability company (the "New SportDepot") and hereby waive any Default that would otherwise occur pursuant to the terms of
Section 8.15 of the Credit Agreement upon the formation thereof. This consent and waiver shall not be construed as a waiver and consent with respect to the formation of any other Subsidiary or a consent or waiver with respect to the breach of Section 8.15 on any other occasion. This consent and waiver is subject to the conditions that
(i) not less than 5 Business Days prior to the formation of the New Subsidiaries, Borrower gives Agent advanced written notice thereof, and (ii) Borrower hereby agrees to cause such New Subsidiaries (including New SportDepot) to execute and deliver to Agent, for the benefit of the Lenders, such guarantees, security agreements, pledge agreements, financing statements and the like as Agent and its counsel (including Canadian counsel) shall reasonably request. The foregoing consent constitutes a consent in writing to the foregoing amalgation by the Agent pursuant to Section 8.10(e) of the Credit Agreement.

     SECTION 3.  AMENDMENTS TO CREDIT AGREEMENT.

          3.1 The Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of Inter-Company Loan in its entirety and inserting the following in lieu thereof:
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               "Inter-Company  Loan means the following loans and
               financial   accommodations   by   Borrower   to
               SportDepot, the aggregate total of the outstanding principal balance and total face amount of which shall in no event exceed $50,000,000: (i) the Support Letter of Credit or other credit support provided by or on behalf of Borrower to a Canadian financial institution acceptable to Agent in the exercise of its Permitted Discretion, which credit support shall be evidenced by one or more Letters of  Credit  or other documents acceptable to Agent
               in  the  exercise of its Permitted Discretion; and
               ( ii) the revolving credit facility made by Borrower to SportDepot, which (a) shall be evidenced by loan documents acceptable to Agent in the exercise of its Permitted Discretion, (b) secured by a first priority, perfected security interest (other than Permitted Liens) in all personal property of SportDepot whether now owned
               or   hereafter  credited  or  acquired,  and  (c)
               assigned to Agent as Collateral for the Obligation."

          3.2 Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Letters of Credit" in its entirety and inserting the following in lieu thereof:

               "Letters  of  Credit  means  the Support Letter of
               Credit  and  all   other  letters  of  credit  or
               guarantees with respect to foreign exchange contracts issued for the account of the Borrower under Article 3 and all amendments, renewals or replacements thereof."

          3.3 Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "SportDepot" in its entirety and inserting the following in lieu thereof:

               "SportDepot means SportDepot Stores, Inc. an Ontario corporation, a wholly owned Subsidiary of Borrower and any successor thereto, by merger or amalgamation, it being understood that SportDepot Stores Inc. proposes to amalgamate with and into a Nova Scotia unlimited liability company."

          3.4 Section 1.1 is hereby further amended by inserting the following definition immediately before the definition of "Termination Event":

               "Support Letter of Credit means one or more Letters of Credit in form and substance acceptable to Agent in its Permitted Discretion, issued on behalf of Borrower for the benefit of a Canadian financial institution acceptable to Agent, in its
               Permitted   Discretion,   which   is   making   or
               committing to make loans and other financial accommodations directly to SportDepot, on terms
               and  conditions   acceptable  to  Agent,  in  its
               Permitted Discretion."
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          3.5  Section  3.1  of the Credit Agreement is hereby amended by inserting immediately after word "outstanding" in the second line of subsection 3.1(a) the parenthetical phrase, "(exclusive of the Support Letter of Credit)".

          3.6 Subsection 4.3(a) of the Credit Agreement is hereby amended by deleting all of the text following immediately after the definition "Letter of Credit Fee" in the first sentence thereof, and inserting the following in lieu thereof:

               "for the Support Letter of Credit in an amount equal to two and one-half percent (2-1/2%) per annum of the daily weighted average undrawn amount of the Support Letter of Credit outstanding during the immediately preceding month and for all other Letters of Credit in an amount equal to one and one half percent (1.5) per annum of the daily weighted average undrawn amount of all other Letters of Credit out-standing during the immediately preceding month."

          3.7 Subsection 4.3(a) of the Credit Agreement is hereby further amended by inserting immediately after the word "contract", in the parenthetical phase in the second complete sentence thereof, the phrase "or the Support Letter of Credit".

          3.8 Subsection 8.5 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (f), deleting clause (g), and inserting the following clauses in lieu thereof:

               "(g) Unsecured Indebtedness incurred by SportDepot
                    in    lieu  of  or  in  addition  to  the
                    Inter-Company  Loan  which Indebtedness shall
                    be   to  a  Canadian  financial  institution
                    acceptable  to  Agent  in  its  Permitted
                    Discretion which Indebtedness, when aggregated with the principal amount outstanding under the Inter-Company Loan, shall not exceed $50,000,000; and

               (h)  Additional   unsecured   Indebtedness   not
                    otherwise set forth in subsections (a) through (g) above in an amount not to exceed $1,000,000 in the aggregate outstanding at any one time."

     SECTION  4.    REAFFIRMATION  BY  BORROWER.    Borrower  hereby
represents and warrants to Agent and Lender that (i) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lenders have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and
(iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.
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     SECTION 5.  FULL FORCE AND EFFECT.  Except as herein amended, the
Credit Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                BORROWER:

                                SPORTMART, INC.


                                By: /S/THOMAS HENDRICKSON
                                Name:  THOMAS HENDRICKSON
                                Title: EXECUTIVE VICE PRESIDENT -
                                       CHIEF FINANCIAL OFFICER

                                AGENT:

                                BT COMMERCIAL CORPORATION


                                By:  /S/ FRANK FAZIO
                                Name:  FRANK FAZIO
                                Title: VICE PRESIDENT


                                LENDERS:

                                BT COMMERCIAL CORPORATION


                                By: /S/ FRANK FAZIO
                                Name:  FRANK FAZIO
                                Title: VICE PRESIDENT
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